                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                   [SURF LOGO]

                          LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                SEPTEMBER 7, 2004

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance       $ 298,713,997
Aggregate Original Principal Balance          $ 299,419,232
Number of Mortgage Loans                              1,891

                                     MINIMUM     MAXIMUM   AVERAGE (1)
                                     -------     -------   -----------
Original Principal Balance          $ 13,700    $ 616,000  $ 158,339
Outstanding Principal Balance       $ 13,673    $ 613,619  $ 157,966

                                     MINIMUM     MAXIMUM   WEIGHTED AVERAGE (2)
                                     -------     -------   --------------------
Original Term (mos)                     180         360            347
Stated remaining Term (mos)             174         358            343
Loan Age (mos)                            2           9              4
Current Interest Rate                 4.450%     13.650%         6.828%
Initial Interest Rate Cap (3)         1.000%      5.000%         2.869%
Periodic Rate Cap (3)                 1.000%      2.000%         1.129%
Gross Margin (3)                      3.250%      9.740%         6.105%
Maximum Mortgage Rate (3)             8.800%     16.999%        12.873%
Minimum Mortgage Rate (3)             4.125%      9.999%         6.493%
Months to Roll (3)                       15          57             23
Original Loan-to-Value                11.24%     100.00%         82.54%
Credit Score (4)                        500         799            633

                     EARLIEST     LATEST
                     --------     ------
Maturity Date        03/01/19    07/01/34

                       PERCENT OF                                PERCENT OF
LIEN POSITION         MORTGAGE POOL  YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                  94.82%     2003                          0.24%
2nd Lien                   5.18      2004                         99.76

OCCUPANCY                            LOAN PURPOSE
Primary                   96.09%     Purchase                     30.74%
Second Home                0.90      Refinance - Rate/Term         7.67
Investment                 3.01      Refinance - Cashout          61.59

LOAN TYPE                            PROPERTY TYPE
Fixed Rate                40.85%     Single Family                77.97%
ARM                       59.15      Rowhouse                      0.30
                                     Townhouse                     0.72
AMORTIZATION TYPE                    Condominium                   4.08
Fully Amortizing          77.38%     Two- to Four-Family           2.11
Interest-Only             18.09      Planned Unit Development     14.74
Balloon                    4.54      Manufactured Housing          0.07

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                          AGGREGATE                          WEIGHTED    AVERAGE      WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE        PERCENT
                            NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL          FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING      LTV        DOCUMENTATION
5.500% or less                  91       $ 23,018,292     7.71%     5.278%     660      $ 252,948       78.60%          78.95%
5.501% to 6.000%               246         58,011,122    19.42      5.859      656        235,818       80.02           72.99
6.001% to 6.500%               293         61,789,591    20.69      6.315      637        210,886       79.45           58.49
6.501% to 7.000%               377         68,228,528    22.84      6.817      622        180,978       82.64           62.15
7.001% to 7.500%               196         30,147,369    10.09      7.305      614        153,813       84.29           61.60
7.501% to 8.000%               162         21,859,228     7.32      7.790      604        134,934       84.93           63.45
8.001% to 8.500%               106         11,623,461     3.89      8.316      605        109,655       85.00           56.27
8.501% to 9.000%                94          8,607,427     2.88      8.805      606         91,568       89.02           78.06
9.001% to 9.500%                75          4,310,844     1.44      9.395      628         57,478       95.03           69.55
9.501% to 10.000%               46          2,226,484     0.75      9.935      665         48,402       95.37           23.00
10.001% to 10.500%              69          3,144,727     1.05     10.379      659         45,576       98.60           17.73
10.501% to 11.000%              78          3,326,660     1.11     10.855      659         42,649       99.66           32.96
11.001% to 11.500%              24          1,015,960     0.34     11.255      632         42,332       99.92           65.78
11.501% to 12.000%              26            986,898     0.33     11.891      649         37,958       99.82           36.67
12.001% to 12.500%               5            268,684     0.09     12.396      632         53,737      100.00           34.58
12.501% to 13.000%               1             22,984     0.01     12.990      616         22,984       82.73          100.00
13.001% to 13.500%               1             99,755     0.03     13.090      648         99,755      100.00            0.00
13.501% to 14.000%               1             25,984     0.01     13.650      606         25,984      100.00          100.00
TOTAL:                       1,891       $298,713,997   100.00%     6.828%     633      $ 157,966       82.54%          63.97%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.450% per annum to 13.650% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.828% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                         WEIGHTED    AVERAGE      WEIGHTED
     RANGE OF                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE        PERCENT
 REMAINING MONTHS          NUMBER OF         BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL         FULL
TO STATED MATURITY       MORTGAGE LOANS    OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING      LTV       DOCUMENTATION
169 to 180                     367        $ 19,212,762     6.43%     9.471%      653     $  52,351       92.29%         47.56%
229 to 240                      46           4,283,301     1.43      7.308       633        93,115       80.48          86.32
241 to 252                       1              90,572     0.03      7.900       612        90,572       52.00         100.00
289 to 300                       5             672,102     0.22      6.709       642       134,420       79.21         100.00
337 to 348                       1             106,141     0.04      7.500       718       106,141       95.00         100.00
349 to 360                    1471         274,349,119    91.84      6.635       631       186,505       81.90          64.66
TOTAL:                       1,891        $298,713,997   100.00%     6.828%      633     $ 157,966       82.54%         63.97%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF        BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS    OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
$50,000 or less                    279       $   9,404,060     3.15%      9.901%     652      $  33,706    95.26%        46.93%
$50,001 to $ 100,000               462          35,367,544    11.84       7.924      630         76,553    84.30         74.38
$ 100,001 to $ 150,000             401          49,656,945    16.62       6.935      629        123,833    82.04         73.34
$ 150,001 to $ 200,000             250          43,217,070    14.47       6.680      627        172,868    81.21         69.69
$ 200,001 to $ 250,000             149          33,305,978    11.15       6.595      628        223,530    80.13         60.30
$ 250,001 to $ 300,000              71          19,579,327     6.55       6.370      634        275,765    81.82         63.08
$ 300,001 to $ 350,000              84          27,768,168     9.30       6.474      637        330,573    82.98         61.59
$ 350,001 to $ 400,000             115          43,142,590    14.44       6.415      635        375,153    83.16         45.11
$ 400,001 to $ 450,000              38          16,168,015     5.41       6.350      635        425,474    82.43         63.18
$ 450,001 to $ 500,000              29          13,811,087     4.62       6.052      659        476,244    80.93         69.02
$ 500,001 to $ 550,000               4           2,079,965     0.70       6.283      652        519,991    75.97         75.10
$ 550,001 to $ 600,000               8           4,599,628     1.54       6.476      617        574,954    82.14         63.27
$ 600,001 to $ 650,000               1             613,619     0.21       5.000      631        613,619    73.42        100.00
TOTAL:                           1,891       $ 298,713,997   100.00%      6.828%     633      $ 157,966    82.54%        63.97%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,673 to approximately $613,619 and the average outstanding principal balance of the Mortgage Loans was approximately $157,966.

PRODUCT TYPES

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                              NUMBER OF          BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL       FULL
PRODUCT TYPES               MORTGAGE LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV     DOCUMENTATION
Balloon Loans                     294         $ 13,551,965    4.54%     10.208%      662      $ 46,095      99.63%       45.75%
15 to 19 Year Fixed Loans          73            5,660,797    1.90       7.708       631        77,545      74.71        51.87
20 to 24 Year Fixed Loans          46            4,283,301    1.43       7.308       633        93,115      80.48        86.32
25 to 29 Year Fixed Loans           6              762,674    0.26       6.850       639       127,112      75.98       100.00
30 Year Fixed Loans               574           97,779,670   32.73       6.768       643       170,348      80.17        75.02
2/28 LIBOR ARM Loans              750          141,234,329   47.28       6.615       625       188,312      83.22        61.15
3/27 LIBOR ARM Loans              142           34,159,040   11.44       6.369       626       240,557      81.64        49.86
5/25 ARM Loans                      6            1,282,221    0.43       5.822       628       213,703      76.50        57.89
TOTAL:                          1,891         $298,713,997  100.00%      6.828%      633      $157,966      82.54%       63.97%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      PERCENT
  STATE DISTRIBUTIONS        NUMBER OF       BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON      SCORE    OUTSTANDING    LTV       DOCUMENTATION
Alabama                         23        $  2,336,043       0.78%     6.799%      652      $ 101,567    85.07%        90.96%
Arizona                         50           4,463,678       1.49      7.172       649         89,274    86.11         43.91
Arkansas                         7             651,513       0.22      7.589       648         93,073    91.69         68.06
California                     435         105,498,842      35.32      6.347       639        242,526    80.99         60.60
Colorado                        29           4,465,574       1.49      6.853       624        153,985    81.40         50.89
Connecticut                     25           3,784,527       1.27      7.193       644        151,381    85.02         71.86
Delaware                         6             606,155       0.20      7.457       629        101,026    83.91        100.00
District of Columbia             4             607,987       0.20      8.018       621        151,997    65.11         70.19
Florida                        163          21,586,465       7.23      6.958       634        132,432    83.47         57.65
Georgia                         77          12,008,432       4.02      6.998       621        155,954    79.89         55.55
Idaho                            1              70,863       0.02      8.750       588         70,863    75.00          0.00
Illinois                        60           8,478,663       2.84      7.009       620        141,311    84.62         81.12
Indiana                         33           4,153,715       1.39      7.523       624        125,870    85.21         64.38
Iowa                             3             244,219       0.08      6.812       594         81,406    83.25        100.00
Kansas                          10             834,705       0.28      7.349       608         83,470    84.86         77.62
Kentucky                        21           2,198,325       0.74      7.341       626        104,682    82.32         63.66
Louisiana                       10             954,155       0.32      6.991       635         95,416    80.36         52.98
Maine                            6           1,224,249       0.41      6.977       672        204,042    88.22         83.55
Maryland                        70          12,380,895       4.14      7.070       606        176,870    84.34         72.97
Massachusetts                   19           4,881,729       1.63      6.617       644        256,933    83.77         80.21
Michigan                        85           9,418,257       3.15      7.134       625        110,803    82.76         66.87
Minnesota                       38           4,959,364       1.66      7.225       638        130,510    85.06         62.22
Mississippi                     13           1,016,732       0.34      7.694       606         78,210    82.57         85.68
Missouri                        26           2,609,044       0.87      7.431       641        100,348    87.79         52.91
Montana                          1              32,971       0.01     10.125       627         32,971   100.00        100.00
Nebraska                         1             277,439       0.09      7.200       565        277,439    90.00        100.00
Nevada                          39           6,764,158       2.26      6.680       637        173,440    84.55         40.32
New Hampshire                    2             212,828       0.07      5.725       735        106,414    72.95         74.97
New Jersey                      18           3,744,211       1.25      7.125       596        208,012    83.00         80.66
New York                        50           9,952,256       3.33      6.732       629        199,045    78.52         70.58
North Carolina                  39           5,000,249       1.67      7.571       627        128,212    86.86         58.48
Ohio                            58           6,411,367       2.15      7.197       620        110,541    86.38         83.04
Oklahoma                         3             236,172       0.08      6.303       639         78,724    85.90        100.00
Oregon                          24           2,992,576       1.00      6.730       674        124,691    80.62         55.68
Pennsylvania                    82          10,633,169       3.56      6.943       628        129,673    81.97         82.85
Rhode Island                    11           1,893,480       0.63      7.384       595        172,135    82.60         47.13
South Carolina                  31           3,556,401       1.19      7.547       613        114,723    84.44         85.17
South Dakota                     2             195,794       0.07      7.247       596         97,897    86.16        100.00
Tennessee                       36           4,013,308       1.34      7.360       638        111,481    84.45         75.80
Texas                          100           7,882,969       2.64      7.704       648         78,830    82.89         32.81
Utah                            10             871,404       0.29      6.915       675         87,140    87.02         88.66
Virginia                        88          14,301,899       4.79      7.163       626        162,522    83.41         72.33
Washington                      48           7,195,855       2.41      6.856       649        149,914    84.31         57.94
West Virginia                   16           1,325,731       0.44      7.500       603         82,858    81.29         84.32
Wisconsin                       17           1,639,916       0.55      7.189       638         96,466    83.56         62.76
Wyoming                          1             145,712       0.05      8.125       611        145,712   100.00        100.00
TOTAL:                       1,891        $298,713,997     100.00%     6.828%      633      $ 157,966    82.54%        63.97%

(1) No more than approximately 0.70% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
  RANGE OF ORIGINAL      NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
50.00% or less                42      $  4,598,841      1.54%     6.461%     637      $ 109,496    40.97%        61.57%
50.01% to 55.00%              19         3,211,102      1.07      6.780      624        169,005    52.89         36.17
55.01% to 60.00%              35         5,140,321      1.72      6.490      609        146,866    57.64         56.05
60.01% to 65.00%              42         8,326,260      2.79      6.569      606        198,244    62.76         43.45
65.01% to 70.00%              76        13,962,986      4.67      6.487      617        183,723    68.49         57.64
70.01% to 75.00%             101        20,243,218      6.78      6.534      622        200,428    73.90         64.70
75.01% to 80.00%             511        92,071,004     30.82      6.359      643        180,178    79.62         60.43
80.01% to 85.00%             200        38,888,797     13.02      6.699      613        194,444    84.48         64.94
85.01% to 90.00%             345        68,776,643     23.02      6.855      630        199,353    89.59         68.00
90.01% to 95.00%             112        18,861,052      6.31      7.140      640        168,402    94.75         83.09
95.01% to 100.00%            408        24,633,773      8.25      9.132      661         60,377    99.91         65.47
TOTAL:                     1,891      $298,713,997    100.00%     6.828%     633      $ 157,966    82.54%        63.97%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.24% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 5.18% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.65%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.87%.

LOAN PURPOSE

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
Refinance - Cashout          997      $183,965,107      61.59%     6.705%    623       $184,519     81.06%       68.77%
Purchase                     753        91,825,134      30.74      7.080     653        121,946     85.78        52.54
Refinance - Rate/Term        141        22,923,756       7.67      6.799     637        162,580     81.39        71.26
TOTAL:                     1,891      $298,713,997     100.00%     6.828%    633       $157,966     82.54%       63.97%

PROPERTY TYPE

                                              AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
Single Family                   1,506       $232,914,801      77.97%     6.829%    634      $ 154,658     82.79%        64.84%
Rowhouse                            9            902,377       0.30      7.513     630        100,264     79.27         79.91
Townhouse                          21          2,141,344       0.72      7.175     608        101,969     81.15         73.92
Condominium                        80         12,192,878       4.08      6.708     643        152,411     81.36         74.88
Two- to Four-Family                42          6,315,427       2.11      7.072     637        150,367     75.51         61.03
Manufactured Housing                3            205,555       0.07      7.809     636         68,518     78.96        100.00
Planned Unit Development          230         44,041,615      14.74      6.781     627        191,485     82.70         55.81
TOTAL:                          1,891       $298,713,997     100.00%     6.828%    633      $ 157,966     82.54%        63.97%

DOCUMENTATION

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
DOCUMENTATION         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
Full Documentation        1,229       $191,092,320      63.97%    6.714%     628       $155,486    83.35%       100.00%
Stated Documentation        628         98,650,369      33.03     7.076      642        157,087    80.78          0.00
Lite Documentation           34          8,971,308       3.00     6.508      645        263,862    84.53          0.00
TOTAL:                    1,891       $298,713,997     100.00%    6.828%     633       $157,966    82.54%        63.97%

OCCUPANCY

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
OCCUPANCY             MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
Primary                    1,789      $287,034,008      96.09%    6.807%     632       $160,444     82.65%      63.92%
Investment                    87         8,988,318       3.01     7.450      656        103,314     79.04       70.54
Second Home                   15         2,691,670       0.90     6.962      634        179,445     82.42       47.31
TOTAL:                     1,891      $298,713,997     100.00%    6.828%     633       $157,966     82.54%      63.97%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
MORTGAGE LOANS AGE       NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
SUMMARY               MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
2                            84       $  15,572,041      5.21%    6.736%     643      $ 185,381     81.37%       62.25%
3                           726         121,153,312     40.56     6.820      636        166,878     82.26        65.56
4                           743         113,064,272     37.85     6.802      630        152,173     82.52        65.22
5                           264          39,759,470     13.31     6.836      629        150,604     83.76        57.08
6                            57           6,172,881      2.07     7.305      630        108,296     85.18        61.81
7                            13           2,266,474      0.76     7.427      620        174,344     81.10        73.38
8                             3             606,704      0.20     7.267      682        202,235     72.78        10.60
9                             1             118,843      0.04     9.900      599        118,843     63.16         0.00
TOTAL:                    1,891       $ 298,713,997    100.00%    6.828%     633      $ 157,966     82.54%       63.97%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
ORIGINAL PREPAYMENT      NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
PENALTY TERM          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
None                        302       $ 29,887,745      10.01%    7.777%     632      $  98,966     87.06%       62.41%
12 Months                    51          9,567,518       3.20     6.884      621        187,598     82.09        65.73
13 Months                     9          1,928,778       0.65     6.905      626        214,309     88.07        63.44
24 Months                   670        115,417,325      38.64     6.691      631        172,265     83.75        58.24
36 Months                   549         98,480,603      32.97     6.682      640        179,382     80.38        63.42
48 Months                     6            979,755       0.33     6.385      668        163,293     84.78        92.77
60 Months                   303         42,210,700      14.13     6.868      625        139,309     80.81        80.80
84 Months                     1            241,572       0.08     6.150      641        241,572     90.00       100.00
TOTAL:                    1,891       $298,713,997     100.00%    6.828%     633      $ 157,966     82.54%       63.97%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 34 months.

CREDIT SCORES

                                           AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                            NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
476 to 500                      1        $    179,487       0.06%     7.750%    500      $ 179,487     67.92%         0.00%
501 to 525                     15           2,222,349       0.74      7.532     517        148,157     71.60         75.35
526 to 550                     99          13,982,021       4.68      7.351     540        141,233     77.81         86.11
551 to 575                    151          24,387,661       8.16      7.209     564        161,508     78.55         76.10
576 to 600                    218          37,429,530      12.53      6.994     589        171,695     82.04         69.54
601 to 625                    381          64,461,267      21.58      6.859     613        169,190     83.52         65.28
626 to 650                    341          51,670,505      17.30      6.796     638        151,526     83.71         58.67
651 to 675                    303          46,530,206      15.58      6.672     662        153,565     83.45         58.27
676 to 700                    183          28,332,081       9.48      6.545     687        154,820     83.14         54.13
701 to 725                     84          13,064,469       4.37      6.539     712        155,529     83.17         61.20
726 to 750                     60           8,389,407       2.81      6.698     736        139,823     85.85         62.90
751 to 775                     39           5,640,091       1.89      6.230     764        144,618     81.69         44.81
776 to 800                     16           2,424,923       0.81      6.210     784        151,558     80.09         88.58
TOTAL:                      1,891        $298,713,997     100.00%     6.828%    633      $ 157,966     82.54%        63.97%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 799 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

CREDIT GRADE

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
CREDIT GRADE          MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
A+                         1,018      $153,134,770     51.26%     6.689%     670      $ 150,427     84.15%        57.60%
A                            436        76,367,157     25.57       6.89      608        175,154     83.58         66.32
A-                           185        31,885,725     10.67       6.93      595        172,355     78.79         65.73
B                            151        22,726,575      7.61      7.095      575        150,507     77.73         77.56
C                             68         9,368,428      3.14      7.366      541        137,771     77.03         95.25
C-                            33         5,231,341      1.75      7.221      560        158,525     73.73         90.41
TOTAL:                     1,891      $298,713,997    100.00%     6.828%     633      $ 157,966     82.54%        63.97%

MARGINS

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
RANGE OF MARGINS      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
3.001% to 3.500%             1        $    211,317       0.12%    5.625%     702      $ 211,317    80.00%          0.00%
3.501% to 4.000%            12           3,371,948       1.91     4.929      666        280,996    77.48         100.00
4.001% to 4.500%            31           8,256,687       4.67     5.347      661        266,345    80.24          83.41
4.501% to 5.000%            62          16,382,043       9.27     5.691      657        264,226    79.83          67.51
5.001% to 5.500%           108          25,949,948      14.69     5.966      629        240,277    81.05          52.50
5.501% to 6.000%           177          38,015,569      21.52     6.217      627        214,777    82.65          60.12
6.001% to 6.500%           151          29,745,506      16.84     6.633      625        196,990    82.36          52.05
6.501% to 7.000%           139          25,003,520      14.15     7.047      613        179,881    85.56          57.19
7.001% to 7.500%            77          11,412,852       6.46     7.536      605        148,219    85.27          51.14
7.501% to 8.000%            62           8,264,009       4.68     7.989      594        133,290    85.73          56.19
8.001% to 8.500%            41           5,678,447       3.21     8.469      596        138,499    87.41          54.77
8.501% to 9.000%            26           3,189,190       1.81     8.724      588        122,661    87.28          75.04
9.001% to 9.500%             8             855,310       0.48     9.443      600        106,914    88.27          41.98
9.501% to 10.000%            3             339,245       0.19     9.931      559        113,082    75.42          64.97
TOTAL:                     898        $176,675,590     100.00%    6.561%     625      $ 196,743    82.87%         58.94%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 9.740% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.105% per annum.

MAXIMUM MORTGAGE RATES

                                        AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF MAXIMUM         NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
MORTGAGE RATES        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
11.500% or less             52        $ 12,316,769       6.97%    5.337%     656      $ 236,861     77.69%       66.50%
11.501% to 12.000%         110          25,125,022      14.22     5.750      639        228,409     80.18        73.27
12.001% to 12.500%         148          31,693,098      17.94     6.103      635        214,143     80.62        56.04
12.501% to 13.000%         219          46,212,383      26.16     6.497      625        211,015     84.23        59.18
13.001% to 13.500%         107          21,303,222      12.06     6.830      621        199,096     84.54        52.25
13.501% to 14.000%         103          18,922,872      10.71     7.248      608        183,717     85.36        55.72
14.001% to 14.500%          74          10,986,544       6.22     7.852      603        148,467     85.03        46.37
14.501% to 15.000%          57           6,906,688       3.91     8.380      598        121,170     86.14        60.25
15.001% to 15.500%          20           2,440,073       1.38     8.766      587        122,004     86.79        38.88
15.501% to 16.000%           6             474,653       0.27     8.879      582         79,109     89.05        79.18
16.501% to 17.000%           2             294,266       0.17     9.959      558        147,133     73.19        59.61
TOTAL:                     898        $176,675,590     100.00%    6.561%     625      $ 196,743     82.87%       58.94%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.800% per annum to 16.999% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.873% per annum.

NEXT RATE ADJUSTMENT DATE

                                                AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                                 NUMBER OF       BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE     MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV      DOCUMENTATION
December 2005                        1        $    118,843       0.07%    9.900%     599      $ 118,843     63.16%         0.00%
January 2006                         3             606,704       0.34     7.267      682        202,235     72.78         10.60
February 2006                       11           2,010,632       1.14     7.384      612        182,785     79.52         78.23
March 2006                          25           3,407,868       1.93     7.024      621        136,315     86.38         76.75
April 2006                         117          20,167,039      11.41     6.576      629        172,368     84.62         55.54
May 2006                           249          48,286,800      27.33     6.452      626        193,923     82.82         59.10
June 2006                          321          61,220,961      34.65     6.712      623        190,720     83.11         64.64
July 2006                           23           5,415,482       3.07     6.423      627        235,456     83.78         51.69
March 2007                           4             889,167       0.50     6.999      593        222,292     78.61         47.24
April 2007                          20           5,303,409       3.00     6.526      599        265,170     82.16         33.93
May 2007                            54          12,532,107       7.09     6.236      632        232,076     82.46         55.86
June 2007                           55          13,407,885       7.59     6.344      632        243,780     81.56         50.25
July 2007                            9           2,026,471       1.15     6.672      639        225,163     77.09         52.96
March 2009                           1             163,014       0.09     5.625      655        163,014     71.30          0.00
April 2009                           1             186,267       0.11     6.250      617        186,267     84.93        100.00
June 2009                            4             932,940       0.53     5.771      625        233,235     75.72         59.59
TOTAL:                             898        $176,675,590     100.00%    6.561%     625      $ 196,743     82.87%        58.94%